UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana Street, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 22, 2022, the unitholders of Enterprise Products Partners L.P. (the “Partnership”) approved each of the 2008 Enterprise Products Long-Term Incentive Plan (Fourth Amendment and Restatement) (the “Long-Term Incentive Plan”) and the EPD Unit Purchase Plan (Sixth Amendment and Restatement) (the “Unit Purchase Plan”). Each of the Long-Term Incentive Plan and the Unit Purchase Plan was declared effective by its terms on the date of approval by the unitholders.

Long-Term Incentive Plan

The Long-Term Incentive Plan, which was also approved by (i) the Incentive Plan Administration Subcommittee (the “IPA Subcommittee”) of the Governance Committee of the board of directors of the Partnership’s general partner (the “Board”) and (ii) the Board, is a plan under which any director, employee or consultants of Enterprise Products Company (“EPCO”), a private company affiliate of the Partnership, the Partnership or its affiliates providing services, directly or indirectly, for the Partnership or its subsidiaries may receive incentive compensation awards in the form of options, restricted units, phantom units, distribution equivalent rights, unit appreciation rights, unit awards, other unit-based awards or substitute awards.

The Long-Term Incentive Plan is administered by the IPA Subcommittee, which has significant authority thereunder to, among other things, (i) designate participants; (ii) determine the type or types of award(s) and the number of common units to be covered by any award; (iii) determine the terms and conditions of any award; and (iv) determine whether, to what extent and under what circumstances participants may settle, exercise, cancel or forfeit any award.

The maximum aggregate number of common units that have been, or in the future may be, delivered to participants with respect to awards under the Long-Term Incentive Plan is 165,000,000 common units, subject to adjustments as provided in the plan. The Long-Term Incentive Plan is effective until the tenth anniversary (November 22, 2032) of the date unitholders approved the plan or, if earlier, at the time that all available common units under the plan have been delivered to participants or the time of termination of the plan by the board of directors of EPCO or by the IPA Subcommittee.

The foregoing description of the Long-Term Incentive Plan in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the previously reported information regarding the Long-Term Incentive Plan set forth in, and the form thereof attached as Annex A to, the Partnership’s definitive proxy statement filed on October 24, 2022.

Unit Purchase Plan

The Unit Purchase Plan, which was also approved by the Board, provides for any eligible employee, as described below, to elect to have his or her employer withhold on an after-tax basis 1% to 15% of their eligible compensation for each pay period for the purchase of Partnership common units. Subject to certain conditions for restricted participants, an eligible employee may cancel or change, within the limitations under the Unit Purchase Plan, their withholding election at any time. Contributions under the Unit Purchase Plan may only be made through payroll deductions.

Eligible persons for participation in the plan include any person who is a regular, active, full-time employee of EPCO (or any affiliate the UPP Committee (as defined below) has designated as a participating entity) and whose regularly scheduled work week is at least 30 hours per week, but excluding (i) any such employee covered by a collective bargaining agreement unless such bargaining agreement provides for his or her participation in the Unit Purchase Plan, (ii) any temporary, project or “leased” employee, any “co-employee” and any nonresident alien and (iii) any employee who owns, directly or indirectly, 5% or more of the total combined voting power or value of all classes of equity interests in either the Partnership, EPCO or any other designated employer.

The Unit Purchase Plan will be administered by a committee (the “UPP Committee”) appointed by the officers of EPCO to administer the plan. Subject to the terms of the Unit Purchase Plan and applicable law, and in addition to other express powers and authorizations granted to the UPP Committee by the Unit Purchase Plan, the UPP Committee’s significant powers under the Unit Purchase Plan include, but are not limited to: (i) determining which persons are eligible employees; (ii) determining the number of common units to be purchased by or for a participant; (iii) determining the time, the fair market value or other purchase price, and the manner for purchasing common units; (iv) interpreting, construing and administering the Unit Purchase Plan, including without limitation, determining the plan blackout periods and which participants are restricted participants; (v) establishing, amending, suspending, or waiving such rules and regulations and appointing such agents as the UPP Committee deems appropriate for the proper administration of the Unit Purchase Plan; (vi) determining the right of any person to receive common units under the Unit Purchase Plan; and (vii) making any other determination and taking any other action that the UPP Committee deems necessary, helpful or desirable for the administration of the Unit Purchase Plan.

The maximum aggregate number of common units that have been, or in the future may be, delivered under the Unit Purchase Plan is 23,000,000 common units, subject to adjustments as provided in the plan or to prevent the delivery of fractional units. The Unit Purchase Plan is effective until the tenth anniversary (November 22, 2032) of the date unitholders approved the plan or, if earlier, at the time that all available common units under the plan have been delivered to participants or the time of termination of the plan by EPCO.

The foregoing description of the Unit Purchase Plan in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the previously reported information regarding the Unit Purchase Plan set forth in, and the form thereof attached as Annex B to, the Partnership’s definitive proxy statement filed on October 24, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of unitholders of the Partnership was held on November 22, 2022, at which the unitholders were asked to consider and vote upon the following proposals:

•	to approve the Long-Term Incentive Plan; and

•	to approve the Unit Purchase Plan.

Under the NYSE Listed Company Manual, each of the proposals required the approval of a majority of the votes cast by the Partnership’s unitholders, provided that the total votes cast on the proposal represent more than 50% of all units entitled to vote (including the Partnership’s outstanding common units and Series A Cumulative Convertible Preferred Units on an as-converted basis). Votes “for” and “against” and abstentions counted as votes cast, while broker non-votes did not count as votes cast for the proposals.

The number of votes cast with respect to the proposal to approve the Long-Term Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes	Votes Approving (as % of Total Votes Cast)	Total Votes Cast (as % of Outstanding Units)
1,094,525,833.624	217,772,114.937	6,525,728.214	0	82.99%	60.56%

The number of votes cast with respect to the proposal to approve the Unit Purchase Plan were as follows:

For	Against	Abstain	Broker Non-Votes	Votes Approving (as % of Total Votes Cast)	Total Votes Cast (as % of Outstanding Units)
1,298,590,029.971	14,723,684.191	5,509,962.613	0	98.47%	60.56%

The descriptions of the Long-Term Incentive Plan and the Unit Purchase Plan set forth under Item 5.02 hereof are hereby incorporated by reference into this Item 5.07.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	2008 Enterprise Products Long-Term Incentive Plan (Fourth Amendment and Restatement) (incorporated by reference to Annex A to Definitive Proxy Statement filed October 24, 2022).

10.2	EPD Unit Purchase Plan (Sixth Amendment and Restatement) (incorporated by reference to Annex B to Definitive Proxy Statement filed October 24, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: November 22, 2022	By:	/s/ R. Daniel Boss
R. Daniel Boss
Executive Vice President—Accounting, Risk Control and Information Technology of the General Partner

4